EXHIBIT 99.1

EXECUTION COPY

SALE AND SERVICING AGREEMENT

among

MERRILL AUTO TRUST SECURITIZATION 2008-1,
as Issuer,

ML ASSET BACKED CORPORATION,
as Depositor,

and

U.S. BANK NATIONAL ASSOCIATION,
as Master Servicer

Dated as of June 30, 2008

Table of Contents

SALE AND SERVICING AGREEMENT, dated as of June 30, 2008 (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”), among MERRILL AUTO TRUST SECURITIZATION 2008-1 (the “Issuer”), a Delaware statutory trust, ML ASSET BACKED CORPORATION, a Delaware corporation (the “Depositor”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as master servicer (in such capacity, the “Master Servicer”).

WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

WHEREAS, the Master Servicer is willing to service such receivables on behalf of the Issuer.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND USAGE

Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

TRUST PROPERTY

SECTION 2.1 Conveyance of Trust Property; Intent of the Parties.  (a) In consideration of the Issuer’s delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Trust Property.  The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto.  The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this Section 2.1 shall be a sale and not a secured borrowing.

(b) It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property (other than for Federal and State tax purposes), conveying good title to the Trust Property from the Depositor to the Issuer.  However, in the event that such transfer is deemed to be a transfer for security, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor’s right, title and interest in, to and under the Trust Property, whether now owned or existing or hereafter acquired or arising, and all proceeds thereof (including, without limitation, “proceeds” as defined in the UCC as in effect from time to time in the State of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law.  The Depositor hereby authorizes the Issuer or its agents to file such financing statements and continuation statements as the Issuer may deem advisable in connection with the security interest granted by the Depositor pursuant to the preceding sentence.

SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables.  The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee.  Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

(i)
Schedule of Receivables.  No selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

(ii)
No Sale or Transfer.  No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer; provided that such Receivable has been previously assigned and reacquired by the Depositor.

(iii)
Good Title.  Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens and rights of others to the extent created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor’s rights in each Receivable.

SECTION 2.3 Repurchase upon Breach.  Each of the Depositor, the Master Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor’s representations and warranties pursuant to Section 2.2.  Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee and the Securities Administrator of such breach, the Securities Administrator shall enforce the obligation of the Depositor under this Section 2.3 to repurchase any Receivable, the Issuer’s interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor’s option, the last day of the first Collection Period following the discovery).  In consideration of the purchase of the Receivable, the Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4.  The sole

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remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders with respect to a breach of the Depositor’s representations and warranties pursuant to Section 2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this Section 2.3.  The obligation of the Depositor to repurchase under this Section 2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty.  None of the Owner Trustee, the Indenture Trustee or the Securities Administrator shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

Each of the Depositor, the Master Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of any of the representation and warranties made with respect to the Receivables in the Receivables Purchase Agreement.  The Master Servicer shall notify the Seller of its repurchase obligation.  Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Master Servicer of such breach, the Master Servicer, on behalf of the Issuer, shall enforce the obligation of Seller to repurchase any applicable Receivable, the Issuer’s interest in which is materially and adversely affected by the breach, as of such last day.  The Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) from such purchase shall be remitted in the manner specified in Section 4.4.   None of the Owner Trustee, the Depositor, the Master Servicer, the Issuer, the Indenture Trustee or the Securities Administrator shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

SECTION 2.4 Custody of Receivable Files.  To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

(i)  The original executed Receivable or, if no such original exists, a copy thereof.

(ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

(iii) The original certificate of title or such documents that the Master Servicer or the Depositor shall keep on file, in accordance with its or the Receivables Servicer’s customary procedures, evidencing the first priority perfected security interest of the related Seller in the Financed Vehicle.

(iv) Any and all other documents (including any computer file, diskette or microfiche) that the Master Servicer or the Receivables Servicer shall keep on file, in

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accordance with its or the Receivables Servicer’s customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

The Master Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee.  The Issuer and the Indenture Trustee shall have no responsibility to monitor the Master Servicer’s performance as custodian and shall have no liability in connection with the Master Servicer’s performance of such duties hereunder.

SECTION 2.5 Duties of Master Servicer as Custodian.

(a) Safekeeping.  The Master Servicer (or the Receivables Servicer on its behalf) shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Master Servicer and the Issuer to comply with the terms and conditions of this Agreement and the Indenture Trustee to comply with the terms and conditions of the Indenture.  In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer (or the Receivables Servicer) exercises with respect to the receivable files relating to all comparable automotive receivables that the Master Servicer (or such Receivables Servicer) services for itself or others.  The Master Servicer shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Master Servicer’s record keeping.  The Master Servicer shall promptly report to the Issuer and the Indenture Trustee in writing any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.  Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

(b) Maintenance of and Access to Records.  The Master Servicer shall maintain each Receivable File at its (or the Receivables Servicer’s) offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days’ prior written notice.  The Master Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable Files and the related accounts, records and computer systems maintained by the Master Servicer upon reasonable notice during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Master Servicer’s (or the Receivables Servicer’s) normal operations.

(c) Release of Documents.  Upon written instructions from the Indenture Trustee, the Master Servicer shall release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee’s agent or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Master Servicer’s normal operations.  The Master Servicer shall not be responsible for any loss occasioned by the

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failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

SECTION 2.6 Instructions; Authority to Act.  All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Master Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

SECTION 2.7 Custodian’s Indemnification.  The Master Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer as custodian of the Receivable Files, subject to and in accordance with Section 6.4 hereof; provided, however, that the Master Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Owner Trustee and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee.

SECTION 2.8 Effective Period and Termination.  The Master Servicer’s appointment as custodian shall become effective as of the Closing Date, and shall continue in full force and effect until terminated pursuant to this Section 2.8.  If U.S. Bank National Association shall resign as Master Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer shall have been terminated under Section 7.1, the appointment of the Master Servicer as custodian hereunder may be terminated by the Indenture Trustee or by the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or if no Notes are Outstanding, by holders of Certificates evidencing Certificate Percentage Interests aggregating at least 51%), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Master Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Master Servicer shall deliver to the Indenture Trustee or the Indenture Trustee’s agent any Receivable Files and the related accounts and records maintained by the Master Servicer at such place or places as the Indenture Trustee may reasonably designate.  Notwithstanding the foregoing, after any termination of the rights and obligations of the Master Servicer under this Agreement, the Receivables Servicer, unless the rights and obligations of the Receivables Servicer have been terminated pursuant to the terms and conditions of the Receivables Servicing Agreement, shall maintain custody of the Receivables and the related accounts and records maintained by it pursuant to the Receivables Servicing Agreement.

SECTION 2.9 Representations and Warranties as to the Security Interest of the Issuer in the Receivables.  The Depositor makes the following representations and warranties to the Issuer.  The representations and warranties speak as of the execution and delivery of this

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Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

(b) The Receivables constitute “tangible chattel paper” within the meaning of Article 9 of the UCC.

(c) Immediately prior to its transfer to the Issuer, the Depositor owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

(d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder.  Each such financing statement will contain a statement to the following effect “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer and its assigns.”

(e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables.  The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against it.

(f) The Master Servicer (or the Receivables Servicer) as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables.  The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

Each of the parties hereto agrees that it shall not waive any of the foregoing representations and warranties.

ARTICLE III

ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

SECTION 3.1 Duties of Master Servicer.  The Master Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of skill and attention that the Master Servicer (or the Receivables Servicer) exercises with respect to all comparable new and used automobile, light-duty truck and sport utility vehicle receivables that it (or the Receivables Servicer) services for itself.  The Master Servicer’s duties shall include

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collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, furnishing (or causing to be furnished) monthly and annual statements to the Owner Trustee, the Indenture Trustee and the Securities Administrator with respect to distributions and preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section 5.06 of the Trust Agreement.  The Master Servicer shall follow its (or the Receivables Servicer’s) customary standards, policies and procedures in performing its duties as Master Servicer.  Without limiting the generality of the foregoing, the Master Servicer is hereby (and the Receivables Servicer pursuant to the Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (the Master Servicer, in the case of the Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables.  If the Master Servicer (or the Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Master Servicer (or the Receivables Servicer).  If in any enforcement suit or legal proceeding it shall be held that the Master Servicer (or the Receivables Servicer) may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Master Servicer, on behalf of the Issuer, shall, at the Master Servicer’s expense and direction (or, to the extent permitted in the Receivables Servicing Agreement, the Receivables Servicer’s expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Issuer, the Noteholders, the Certificateholders, or any of them.  The Issuer shall furnish the Master Servicer (or the Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

It is hereby acknowledged that the Master Servicer has engaged CenterOne as Receivables Servicer under the Receivables Servicing Agreement.  The Master Servicer shall promptly notify each Rating Agency of any material amendment to the Receivables Servicing Agreement.  The Master Servicer shall enforce the obligations of the Receivables Servicer under the Receivables Servicing Agreement in all material respects until the Receivables Servicing Agreement has been terminated in accordance with its terms.

SECTION 3.2 Collection of Receivable Payments.  The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new and used automobiles, light-duty trucks and sport utility vehicles receivables that it services for itself.  The Master Servicer shall not change the amount of, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order, except that the Master Servicer may permit the Receivables Servicer to grant extensions, rebates or adjustments to the extent permitted in the Receivables Servicing Agreement; provided, however, that the Master Servicer may extend any

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Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Master Servicer with respect to comparable new and used automobiles, light-duty trucks and sport utility vehicles receivables that it (or the Receivables Servicer) services for itself, if the maturity of such Receivable will not be extended beyond April 15, 2015.  If, as a result of inadvertently rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Master Servicer shall be obligated to purchase such Receivable pursuant to Section 3.6.  For the purpose of such purchases pursuant to Section 3.6, notice shall be deemed to have been received by the Master Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

SECTION 3.3 Realization Upon Receivables.  On behalf of the Issuer, the Master Servicer shall use reasonable efforts, consistent with its (or the Receivables Servicer’s) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Master Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall identify any such Defaulted Receivable in writing to the Indenture Trustee and the Securities Administrator no later than the Determination Date following the Collection Period in which the Master Servicer shall have made such determination). The Master Servicer shall follow such customary standards, policies and procedures as it (or the Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale.  The Master Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds.  The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Master Servicer into the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or the Seller pursuant to Section 2.3 or is to be purchased by the Master Servicer pursuant to Section 3.6 or by the Administrator pursuant to Sections 2(b)(A) of the Administration Agreement.  The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

SECTION 3.4 Maintenance of Security Interests in Financed Vehicles.  The Master Servicer shall, in accordance with its (or the Receivables Servicer’s) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle.  The Issuer hereby authorizes the Master Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case when the Master Servicer has knowledge of the need for such re-perfection.  In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Master Servicer

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hereby agrees that the Receivables Servicer’s listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Master Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Master Servicer, make any such notation on the related Financed Vehicles’ certificate of title or fulfill any such additional administrative requirement of the laws of the state in which such Financed Vehicle is located.

SECTION 3.5 Covenants of Master Servicer.  The Master Servicer shall not (i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Issuer in the Receivables or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section 3.2.  In the event that at the end of the scheduled term of any Receivable the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Master Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the last Business Day of the Collection Period immediately preceding the month in which the Class C Final Scheduled Payment Date occurs.

SECTION 3.6 Purchase of Receivables Upon Breach.  (a)  The Master Servicer, the Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.4 or 3.5.  Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Master Servicer’s election, the last day of the first following Collection Period), the Master Servicer shall purchase any Receivable materially and adversely affected by such breach (which shall include any Receivable as to which a breach of Section 3.5 has occurred) at the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Master Servicer shall remit the Purchase Amount in the manner specified in Section 4.4.  The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.4 or 3.5 shall be to require the Master Servicer to purchase Receivables pursuant to this Section 3.6, subject to Section 2(b)(A) of the Administrator Agreement.

(b) With respect to all Receivables purchased pursuant to this Section 3.6, the Issuer shall assign to the Master Servicer, without recourse, representation or warranty, all of the Issuer’s right, title and interest in and to such Receivables and all security and documents relating thereto.

SECTION 3.7 Servicer Fees.  The Master Servicer shall be entitled to the Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture.  From the fees paid to the Master Servicer, the Master Servicer shall pay the fees payable to the Indenture Trustee pursuant

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to Section 6.7 of the Indenture.  It is acknowledged and agreed that (i) the Receivables Servicer Servicing Fee will be paid to the Receivables Servicer (including any successor sub-Servicer thereto) from the Collections on the related Receivables and (ii) if the Master Servicer becomes a direct servicer of Receivables in place of the Receivables Servicer (or any successor sub-Servicer thereto), the Master Servicer shall receive the Receivables Servicer Servicing Fee.

SECTION 3.8 Investor Report.  The Master Servicer will compile the information submitted by the Receivables Servicer, and deliver such information to the Securities Administrator.  On or prior to the Determination Date for each Payment Date, the Securities Administrator shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent and the Indenture Trustee, with a copy to the Rating Agencies, an investor report containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Section 8.2 of the Indenture for the Collection Period preceding the date of such investor report (the “Investor Report”) and the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 4.7 hereof and by the Securities Administrator to the Noteholders pursuant to Section 4.7 hereof.  Receivables purchased or to be purchased by the Master Servicer, the Depositor, the Seller or the Administrator shall be identified by the Master Servicer by the Seller’s account number with respect to such Receivable (as specified in the Schedule of Receivables).

SECTION 3.9 Annual Statement as to Compliance; Notice of Event of Servicing Termination.  (a)  The Master Servicer shall deliver to the Issuer on or before March 15 of each year beginning March 15, 2009, an Officer’s Certificate stating that (i) a review of the activities of the Master Servicer  during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  The Receivables Servicer shall deliver to the Issuer on or before March 15 of each year beginning March 15, 2009, an Officer’s Certificate stating that (i) a review of the activities of the Receivables Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under the Receivables Servicing Agreement has been made under such officer’s supervision and (ii) to the best of such officer’s knowledge, based on such review, the Receivables Servicer has fulfilled all its obligations under the Receivables Servicing Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

(b) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer’s Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1 or a default under the Receivables Servicing Agreement.

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(c) The Master Servicer will each deliver to the Depositor, on or before March 15 of each year, beginning March 15, 2009, a report regarding the Master Servicer’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, in accordance with paragraph (b) of Rule 13a-18 and Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Such report shall be signed by an authorized officer of the Master Servicer and shall at a minimum address each of the Servicing Criteria specified on Appendix D hereto. To the extent any of the Servicing Criteria are not applicable to the Master Servicer, with respect to asset-backed securities transactions taken as a whole involving the Master Servicer and that are backed by the same asset type as the Receivables, such report shall include such a statement to that effect.  The Depositor and its officers and directors shall be entitled to rely upon each such servicing assessment.  In the event that the Trust is not required to file an annual report on Form 10-K for the applicable year, such report may be delivered on or before the following April 1.

SECTION 3.10 Annual Independent Certified Public Accountant’s Report.  The Master Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Master Servicer, the Receivables Servicer, the Depositor, the Seller or their respective Affiliates) to furnish to the Depositor, concurrently with the report delivered pursuant to Section 3.9(c), a report providing its assessment of compliance with the Servicing Criteria during the preceding fiscal year, including disclosure of any material  instance of non-compliance, as required by Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.  Such attestation shall also be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act, including, without limitation that in the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.

SECTION 3.11 Access to Certain Documentation and Information Regarding Receivables.  In each case subject to the Master Servicer’s rights to access under the related Receivables Servicing Agreement, the Master Servicer shall cause each Receivables Servicer, pursuant to the terms of the Receivables Servicing Agreement, to provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the offices of the Master Servicer or the respective offices of the Receivables Servicer, as applicable.  Nothing in this Section 3.11 shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.11.

SECTION 3.12 Master Servicer Expenses.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Master Servicer, other than (a) out-of-pocket expenses incurred in connection with the enforcement of the Receivables Servicing Agreement, (b) out-of-pocket expenses incurred in connection with the termination of the Receivables Servicer and the assumption of servicing obligations with respect to the related Receivables, (c) out-of-pocket expenses incurred

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to correct servicing errors committed by a terminated Receivables Servicer, and (d) out-of-pocket expenses incurred on behalf of the Issuer, including the maintenance of licenses pursuant to Section 3.18 hereof and the delivery of an opinion of Counsel pursuant to Section 3.6(b) of the Indenture.

SECTION 3.13 Insurance.  The Master Servicer, in accordance with the customary servicing procedures and underwriting standards, of the Receivables Servicer pursuant to the Receivables Servicing Agreement, shall cause the Receivables Servicer, to the extent required pursuant to the terms of the Receivables Servicing Agreement, to require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable.

SECTION 3.14 Form 10-D Reporting.

Within 15 days after each Payment Date (subject to permitted extensions under the Exchange Act), the Master Servicer shall prepare and file on behalf of the Issuer any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Master Servicer shall file each Form 10-D with a copy of the related Investor Report attached thereto.  Any disclosure in addition to the Investor Report that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be determined and prepared by and at the direction of the Depositor and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

After preparing the Form 10-D, but no later than the 12th calendar day after the related Payment Date, the Master Servicer shall forward electronically a copy of the Form 10-D to the Depositor (provided that such Form 10-D includes any Additional Form 10-D Disclosure) for review.  By the 13th calendar day after the related Payment Date, the Depositor shall notify the Master Servicer in writing (which may be furnished electronically) of any changes to or approval of such Form 10-D.  In the absence of any receipt of any written changes or approval from the Depositor by the 13th calendar day after the related Payment Date, the Master Servicer shall be entitled to assume that such Form 10-D is in final form and the Master Servicer may proceed with the execution and filing of the Form 10-D.  A duly authorized officer of the Master Servicer shall sign the Form 10-D.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Master Servicer will follow the procedures set forth in Section 3.17.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Master Servicer will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Master Servicer.  Each party to this Agreement acknowledges that the performance by the Master Servicer of its duties under this Section 3.14 related to the timely preparation, execution and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.14.  The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, timely execute and/or timely file such Form 10-D, where such failure results from the Master Servicer’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

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SECTION 3.15 Form 10-K Reporting.

Within 90 days after the end of each fiscal year of the Issuer or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Issuer ends on December 31st of each year), commencing in March 2009, the Master Servicer shall prepare and file on behalf of the Issuer a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Master Servicer within the applicable time frames set forth in this Agreement and the related Servicing Agreement, (i) the Item 1123 Certification for the Receivables Servicer, each Servicing Function Participant, and the Master Servicer (together with the Custodian, each, a “Reporting Servicer”) as described under Section 3.9(a), (ii)(A) the Assessment of Compliance with servicing criteria for the Receivables Servicer, the Master Servicer, the Custodian and each Servicing Function Participant, as described under Section 3.9(c) and Section 9.11 of this Agreement, together with Section 3.10 of the Receivables Servicing Agreement, and (B) if any of the Receivables Servicer’s, the Master Servicer’s, the Custodian’s or any Servicing Function Participant’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any of the Receivables Servicer’s, the Master Servicer’s, the Custodian’s or any Servicing Function Participant’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the Accountant’s Attestation for the Receivables Servicer, the Master Servicer, the Custodian and each Servicing Function Participant, as described under Sections 3.10 and 9.11 of this Agreement and Section 3.11 of the Receivables Servicing Agreement, and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a Sarbanes-Oxley Certification as described in Appendix B (provided, however, that the Master Servicer, in its reasonable discretion, may omit from the Form 10-K, any Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be determined and prepared by and at the direction of the Depositor and the Master Servicer will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

After preparing the Form 10-K, but no later than March 23th of each year, the Master Servicer shall forward electronically a draft copy of the Form 10-K to the Depositor (provided that such Form 10-K includes any Additional Form 10-K Disclosure) for review.  Within four Business Days before the 10-K Filing Deadline, the Depositor shall notify the Master Servicer in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any receipt of any written changes or approval from the Depositor by the close of business on the 4th Business Day prior to the 10-K Filing Deadline, the Master Servicer shall be entitled to assume that such Form 10-K is in final form and the Master Servicer may proceed with the execution and filing of the Form 10-K.  A senior officer of the Master Servicer shall sign the Form 10-K.  If a Form 10-K cannot be filed on time or if a previously

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filed Form 10-K needs to be amended, the Master Servicer will follow the procedures set forth in Section 3.17.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Master Servicer will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Master Servicer.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Master Servicer of its duties under this Section 3.15 related to the timely preparation, execution and filing of Form 10-K is contingent upon such parties (and any Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties under this Article and the relevant sections of the Receivables Servicing Agreement.  The Master Servicer shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-K, where such failure results from the Master Servicer’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 3.16 Form 8-K Reporting.

The Depositor shall be responsible for any form 8-K to be filed with respect to the Notes or the Issuer.

SECTION 3.17 Reporting Suspension; Amendment; Late Filing of Reports.

On or prior to January 30 of the first year in which the Master Servicer is able to do so under applicable law, the Master Servicer shall prepare and file a Form 15 Suspension Notification relating to the automatic suspension of reporting in respect of the Issuer under the Exchange Act.

In the event that the Master Servicer is unable to timely file with the Commission all or any required portion of any Form, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Master Servicer will promptly notify the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement and the Servicer will cooperate to prepare and file a Form 12b-25 and a 10-D/A and 10-K/A as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the event that any previously filed Form, 10-D or 10-K needs to be amended in connection with any Additional Form 10-D Disclosure (other than for the purpose of restating any Monthly Report), Additional Form 10-K Disclosure, the Master Servicer will electronically notify the Depositor and such other parties to the transaction as are affected by such amendment and such parties will cooperate to prepare any necessary Form, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form, 10-D or 10-K shall be signed by a duly authorized representative, or senior officer of the Master Servicer in charge of master servicing, as applicable.  The parties to this Agreement acknowledge that the performance by the Master Servicer and the Master Servicer of its duties under this Section 3.17 related to the timely preparation, execution and filing of Form 15, a Form 12b-25 or any amendment to Form, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Master Servicer shall have no liability for any loss, expense,

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damage, claim arising out of or with respect to any failure to properly prepare, execute and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms, 10-D or 10-K, where such failure results from the Master Servicer’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

SECTION 3.18 Licenses.  The Master Servicer shall maintain, on behalf of the Issuer, the Issuer’s license as a sales finance company in the states of Maryland and Pennsylvania as set forth in Section 3.4 of the Indenture.

ARTICLE IV

DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

SECTION 4.1 Accounts.

(a) The Master Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name “U.S. Bank National Association, on behalf of Citibank, N.A. as Indenture Trustee and as secured party with respect to Merrill Auto Trust Securitization 2008-1”, initially at the corporate trust department of the Securities Administrator, which shall be designated as the “Collection Account”.  The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Master Servicer and/or relevant Depository Institution may make deposits to, and the Indenture Trustee and the Securities Administrator may (following written instruction of the Master Servicer) make withdrawals from, the Collection Account in accordance with the terms of the Basic Documents.  In addition, the Collection Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer.  All monies deposited from time to time in the Collection Account shall be held by the Securities Administrator on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property.  All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.  As more fully described in the Receivables Servicing Agreement, the Receivables Servicer shall deposit collections on the Receivables into the Collection Account within two Business Days of the receipt of payment thereof and related payment information regarding allocation of such payment.

(b) All amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Administrator, by the depository institution or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity.  All reinvestment income on amounts deposited in the Collection Account shall

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be paid to the Administrator in accordance with Section 4 of the Administration Agreement.  Neither the Indenture Trustee nor the Securities Administrator shall be liable for investment losses in Permitted Investments made in accordance with directions from the Master Servicer.  In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Securities Administrator, the Master Servicer shall, with the Indenture Trustee’s or Issuer’s assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent).  The Master Servicer shall not be required to invest amounts representing Available Collections for a Payment Date that are deposited into the Collection Account on or after the Business Day immediately preceding the related Payment Date.

(c) The Master Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account, which subaccount shall be designated as the “Principal Distribution Account”.  The Principal Distribution Account is established and maintained solely for administrative purposes.

(d) The Master Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name “Merrill Auto Trust Securitization 2008-1 Certificate Distribution Account”, initially at the corporate trust department of the Securities Administrator, which shall be designated as the “Certificate Distribution Account”. The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee.  All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents.  In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Securities Administrator, the Master Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Owner Trustee.

(e) (1) In order to assure that certain amounts will be available to make required payments to Noteholders, the Master Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name “U.S. Bank National Association, on behalf of Citibank, N.A. as Indenture Trustee and as secured party with respect to Merrill Auto Trust Securitization 2008-1”, initially at the corporate trust department of the Securities Administrator, which shall be designated as the “Reserve Account”, which will include the money and other property deposited and held therein pursuant to Section 8.2(ix) of the Indenture and this Section 4.1(e).  The Reserve Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Master Servicer and/or relevant Depository Institution may make deposits to, and the Indenture Trustee and the Securities Administrator may (following written instructions of the Master Servicer) make withdrawals from the Reserve Account in accordance with the terms of the Basic Documents.  On or prior to the Closing Date, the Issuer shall deposit an amount equal to the Reserve Account Initial Deposit into the Reserve Account. As, and to the extent, set forth in Section 8.2(ix) of the Indenture, the Securities Administrator will deposit Available Collections into the Reserve Account on each Payment

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Date, until the amount on deposit therein equals the Specified Reserve Account Balance. On each Payment Date, to the extent that amounts in the Collection Account are insufficient to fully fund the payments and distributions described in clauses (i) through (viii) of Section 8.2 of the Indenture, the Securities Administrator, on behalf of the Indenture Trustee, will withdraw amounts then on deposit in the Reserve Account, up to the amounts of any such deficiencies, and deposit such amounts into the Collection Account for application pursuant to such clauses.  On each Payment Date, any amounts remaining on deposit in the Reserve Account after payment of all distributions pursuant to Section 8.2 that are in excess of the Specified Reserve Account Balance will be released to the Securities Administrator for deposit into the Certificate Distribution Account.  If the principal amount of a Class of Notes is not paid in full on the related Final Scheduled Payment Date (including such date as may result from the acceleration of the maturity of the Notes after an Event of Default), the Securities Administrator, on behalf of the Indenture Trustee, shall withdraw amounts from the Reserve Account (to the extent available after paying the amounts specified in Section 5.4(b), 8.2(c) or 8.2(d) of the Indenture, as applicable, with a higher payment priority) to pay that Class of Notes in full. Upon the payment in full of the Notes under the Indenture, the Indenture Trustee will release to the Securities Administrator any amounts remaining on deposit in the Reserve Account for payment to the Certificateholders. Upon any such distribution, the Issuer, the Indenture Trustee and the Noteholders will have no further rights in, or claims to, such amounts.

(2) All amounts held in the Reserve Account shall to the extent permitted by applicable law, rules and regulations, be invested by the Securities Administrator, on behalf of the Indenture Trustee, as directed in writing by the Master Servicer, by the Depository Institution or trust company then maintaining the Reserve Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity.  All reinvestment income on amounts deposited in the Reserve Account shall be retained therein for distribution in accordance with clause (e)(1) above.  Neither the Indenture Trustee nor the Securities Administrator shall be liable for investment losses in Permitted Investments made in accordance with directions from the Master Servicer absent negligence or willful misfeasance.

(3) If for any reason the Reserve Account is no longer an Eligible Deposit Account, the Securities Administrator, on behalf of the Indenture Trustee, shall promptly cause the Reserve Account to be moved to another institution or otherwise changed so that the Reserve Account becomes an Eligible Deposit Account within ten Business Days (or such longer period not to exceed 30 calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Indenture Trustee.

(4) Neither the Issuer nor the Indenture Trustee shall enter into any subordination or intercreditor agreement with respect to the Reserve Account.

SECTION 4.2 Collections.  (a)  The Receivables Servicer is obligated, subject to the terms of the Receivables Servicing Agreement, to remit to the Collection Account (i) all

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payments by or on behalf of the Obligors on the Receivables (but excluding Purchased Receivables) and (ii) all Liquidation Proceeds in respect of the Receivables, both as collected during the Collection Period within two Business Days of receipt thereof.  The Securities Administrator is obligated, subject to the terms of the Indenture, to remit to the Collection Account the amounts described in Section 8.2 of the Indenture to the Collection Account pursuant to Section 4.1(e).

SECTION 4.3 Application of Collections.  For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Master Servicer, the customary practice of the Master Servicer.

SECTION 4.4 Additional Deposits.  The Depositor and the Master Servicer shall deposit in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, the Administrator shall deposit in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2(b)(A) or 2(d) of the Administration Agreement, the Master Servicer shall deposit therein all amounts to be paid under Section 8.1 of this Agreement and the Securities Administrator, on behalf of the Indenture Trustee, shall deposit the amounts specified in Section 4.1(e) from the Reserve Account to the Collection Account.  All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date  related to such Collection Period.

SECTION 4.5 Distributions.  On each Payment Date, the Securities Administrator shall make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Collections for such Payment Date, in the manner and order of priority set forth in Section 8.2 of the Indenture.  (On each Payment Date any amounts remaining on deposit in the Reserve Account in excess of the specified Reserve Account Balance will be released to the Securities Administrator for deposit into the Certificate Distribution Account.)  The Master Servicer shall pay all reinvestment income in the Collection Account to the Administrator in accordance with Section 4 of the Administration Agreement.

SECTION 4.6 Net Deposits.  Remittances pursuant to Sections 4.2 and 4.4 may be made net of the Aggregate Servicing Fee.  Nonetheless, the Master Servicer shall account for all of the above described remittances and distributions in the Investor Report as if the amounts were deposited and/or transferred separately.

SECTION 4.7 Statements to Noteholders and Certificateholders.  No later than five Business Days prior to each Payment Date, the Master Servicer shall provide to the Securities Administrator the information necessary to create the Investor Report.  On the Payment Date the Securities Administrator shall provide to the Indenture Trustee, the Rating Agencies, the Counterparties and each Note Paying Agent and make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee for the Owner Trustee to make available to each Certificateholder of record as of the most recent Record Date the Investor

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Report, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

(i) the amount of such distribution allocable to principal allocable to each Class of Notes and to the Certificates;

(ii) the amount of such distribution allocable to interest allocable to each Class of Notes and the Certificates;

(iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(iv) the amount of the Servicing Fee paid to the Master Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

(v) the aggregate Receivables Servicing Fee Rate for the related Collection Period for all Receivables;

(vi) the amounts of the Class A Noteholders’ Interest Carryover Shortfall, the Class B Noteholders’ Interest Carryover Shortfall and the Class C Noteholders’ Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

(vii) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes;

(viii) the amount of any previously due and unpaid payment of principal of each Class of Notes, and the change in such amount from that of the prior Payment Date;

(ix) the Cumulative Net Loss Ratio;

(x) the aggregate Purchase Amount of Receivables repurchased by the Depositor, the Seller, the Administrator or the Receivables Servicer, or purchased by the Master Servicer, if any, with respect to the related Collection Period;

(xi) the aggregate amount of Defaulted Receivables;

(xii) the Available Collections for the related Collection Period (with each of the separate components as set forth in clauses (i) though (vii) of the definition of “Available Collections” separately stated);

(xiii) the Class A-2b Rate, the Class A-3b Rate and the Class A-4b Rate for the related Payment Date and, to the extent it has been determined at the time such report is issued, for the following Payment Date;

(xiv) any Net Swap Receipt payable by the Issuer on such Payment Date and any Net Swap Payment due on such Payment Date;

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(xv) the balance of the Reserve Account on such Payment Date, after giving effect to changes thereto on such Payment Date and the amount of such changes;

In addition, such statements may be posted by the Securities Administrator on its website at www.usbank.com/abs.

Each amount set forth on the Payment Date statement pursuant to clauses (i), (ii), (iv), (v) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

ARTICLE V

THE DEPOSITOR

SECTION 5.1 Representations, Warranties and Covenants of Depositor.  The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property.  The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

(a) Organization and Good Standing.  The Depositor is a duly formed, validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

(b) Power and Authority.  The Depositor has all corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited, with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

(c) Binding Obligations.  This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d) No Violation.  The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the

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certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor’s knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(e) No Proceedings.  There are no proceedings or investigations pending, or, to the best of the Depositor’s knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

SECTION 5.2 Liability of Depositor; Indemnities.  The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

(a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor’s willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Depositor’s violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

(b) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee or the Securities Administrator and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor.  Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the

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execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies, the Owner Trustee, the Indenture Trustee and the Securities Administrator.

SECTION 5.4 Limitation on Liability of Depositor and Others.  The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 5.5 Depositor May Own Notes or Certificates.  The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents.  Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

SECTION 5.6 Depositor Certificate of Incorporation.  The Depositor shall not amend its certificate of incorporation unless the Rating Agency Condition is satisfied.

ARTICLE VI

THE MASTER SERVICER

SECTION 6.1 Representations of Master Servicer.  The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust Property.  The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

(a) Organization and Good Standing.  The Master Servicer is duly formed, validly existing and in good standing under the laws of the United States, with all power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

(b) Power and Authority.  The Master Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Master Servicer by all necessary corporate action.

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(c) Binding Obligations.  This Agreement constitutes a legal, valid, and binding obligation of the Master Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors’ rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

(d) No Violation.  The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Master Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Master Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Master Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Master Servicer’s knowledge, any order, rule, or regulation applicable to the Master Servicer of any court or of any federal or State regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

(e) No Proceedings.  There are no proceedings or investigations pending, or to the best of the Master Servicer’s knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or (iv) relating to the Master Servicer and which might adversely affect the federal income tax attributes of the Securities.

(f) Fidelity Bond.  The Master Servicer maintains a fidelity bond in such form and amount as is customary for Master Servicers acting as custodian of funds and documents in respect of retail automotive installment sales contracts and loans.

SECTION 6.2 Indemnities of Master Servicer.  The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement, and hereby agrees to the following:

(a) The Master Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer or any Affiliate thereof of a Financed Vehicle.

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(b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Master Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

(c) Indemnification under this Section 6.2 by U.S. Bank National Association (or any successor thereto pursuant to Section 7.2) as Master Servicer, with respect to the period such Person was the Master Servicer, shall survive the termination of such Person as Master Servicer or a resignation by such Person as Master Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee, the Indenture Trustee or the Securities Administrator and shall include reasonable fees and expenses of counsel and expenses of litigation.  If the Master Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Master Servicer.  Any Person (i) into which the Master Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Master Servicer shall be a party or (iii) succeeding to the business of the Master Servicer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, will be the successor to the Master Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Master Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies, the Indenture Trustee and the Securities Administrator.

SECTION 6.4 Limitation on Liability of Master Servicer and Others.  (a)  Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of its obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Master Servicer and any director, officer or employee or agent of the Master Servicer may rely in good faith on any Opinion of Counsel or on any Officer’s Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

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(b) Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties under this Agreement, and that in its opinion may cause it to incur any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor.  Any amounts due the Master Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Master Servicer have been made.

(c)           The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys’ fees and expenses incurred in connection with any legal action relating to the performance of the Master Servicer’s duties under this Agreement, other than (i) any loss or liability otherwise reimbursable pursuant to this Agreement; (ii) any loss, liability, or expense incurred solely by reason of the Master Servicer’s willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Master Servicer under this Agreement.  Any amounts due the Master Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Securities Administrator have been made.

(d) The parties acknowledge that the direct servicing and custodianship of the Receivables will initially be conducted by the Receivables Servicer, and that the Master Servicer will not directly service or maintain custody of the Receivables or become obligated to do so unless, with respect to any of the Receivables, the Receivables Servicer resigns or is terminated under the Receivables Servicing Agreement and no successor Receivables Servicer is named thereunder.  Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders for any action or inaction of the Receivables Servicer and shall not in any way be responsible for the performance of the Receivables Servicer of their servicing or other obligations. The Master Servicer shall, however, acting on behalf of the Trust, enforce the obligations of the Receivables Servicer relating to the servicing and custody of the Receivables under the Receivables Servicing Agreement, and in so doing:

(i) If any Receivables Servicer Termination Event has occurred and is continuing under the related Receivables Servicing Agreement, the Master Servicer shall exercise the rights and powers vested in it by this Agreement and the related Receivables Servicing Agreement and use the same degree of care and skill in their

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exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(ii) Except during the continuance of a Receivables Servicer Termination Event with respect to the Receivables Servicer:

(A)
the Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Master Servicer; and

(B)
in the absence of bad faith on its part, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Master Servicer and, if required by the terms of this Agreement, conforming to the requirements of this Agreement; provided, however, that the Master Servicer shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

(iii) The Master Servicer may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(A)	this paragraph does not limit the effect of paragraph (ii) of this Section 6.4(d);

(B)
the Master Servicer shall not be liable for any error of judgment made in good faith by an Authorized Officer unless it is proved that the Master Servicer was negligent in ascertaining the pertinent facts; and

(C)
the Master Servicer shall not be liable with respect to any action it takes or omits to take in good faith in accordance with an Issuer Request given in accordance with the terms of this Agreement or the Indenture.

(iv) The Master Servicer shall not be charged with knowledge of any Receivables Servicer Termination Event unless either (1) an Authorized Officer shall have actual knowledge of such Receivables Servicer Termination Event or (2) written notice of such Receivables Servicer Termination Event shall have been given to the Master Servicer in accordance with the provisions of this Agreement.

(v) The Master Servicer may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or

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presented by the proper Person.  The Master Servicer need not investigate any fact or matters stated in any such document.

(vi) Before the Master Servicer acts or refrains from acting, it may require an Officer’s Certificate from the Issuer or an Opinion of Counsel.  The Master Servicer shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel.

(vii) Neither the Master Servicer nor any of its officers, directors, employees or agents shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Master Servicer does not constitute willful misconduct, negligence or bad faith.

(viii) The right of the Master Servicer, with respect to its enforcement of the Receivables Servicing Agreement, to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Master Servicer shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(ix) Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 6.5 Subservicing and Delegation of Duties.  The Master Servicer may engage a sub-Servicer to perform some or all of its duties hereunder and may at any time perform specific duties as Master Servicer under this Agreement through sub-contractors; provided that, except as provided in respect to the Receivables Servicer pursuant to Section 6.4(d), no such subservicing, delegation or subcontracting shall relieve the Master Servicer of its responsibilities with respect to such duties, as to all of which the Master Servicer shall remain primarily responsible and the Master Servicer shall be solely responsible for the fees of any such sub-Servicers and sub-contractors.  The Master Servicer shall cause any sub-Servicer, including for this purpose any Reporting Subcontractor with respect to the Master Servicer, to comply with the provisions of Section 3.9 and 3.10 as if such sub-Servicer or Reporting Subcontractor were the Master Servicer.

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SECTION 6.6 Master Servicer Not to Resign as Master Servicer; Resignation and Termination of Receivables Servicers.  (a)  Subject to the provisions of Section 6.3, the Master Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.  Notice of any such determination permitting the resignation of the Master Servicer shall be communicated to the Owner Trustee, the Indenture Trustee and the Securities Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee, the Indenture Trustee and the Securities Administrator concurrently with or promptly after such notice.  No such resignation shall become effective until the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), the Indenture Trustee or another Successor Master Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Master Servicer in accordance with Section 7.2.

(b) The Master Servicer may terminate its Receivables Servicing Agreement with the Receivables Servicer upon the terms and conditions set forth in such agreement.  Notwithstanding the foregoing, to the extent that the Receivables Servicing Agreement permits the Receivables Servicer to resign with the express written consent of the Depositor, the Depositor and Master Servicer hereby agree that they will not grant such consent unless the Rating Agency Condition is satisfied.  In the event the Master Servicer terminates the Receivables Servicing Agreement, the Master Servicer shall not be responsible for the acts or inaction of the terminated Receivables Servicer, and the Master Servicer shall be entitled to reimbursement for its out-of-pocket expenses incurred in connection with enforcement of the Receivables Servicing Agreement, transition of servicing responsibilities, and correction of servicing errors committed by the terminated Receivables Servicer.

SECTION 6.7 Master Servicer May Own Notes or Certificates.  The Master Servicer, and any Affiliate of the Master Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Master Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents.  Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

ARTICLE VII

SERVICING TERMINATION

SECTION 7.1 Events of Servicing Termination.  (a)  If any one of the following events (“Events of Servicing Termination”) shall occur and be continuing:

(i)  Any failure by the Master Servicer to deliver to the Owner Trustee, the Indenture Trustee or the Securities Administrator any proceeds or payment required to be

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so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five Business Days after written notice of such failure is received by the Master Servicer from the Owner Trustee, the Indenture Trustee or the Securities Administrator or after discovery of such failure by an officer of the Master Servicer; or

(ii)  Failure on the part of the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Master Servicer by the Depositor or the Indenture Trustee or (2) to the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Master Servicer by the Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, if no Notes are Outstanding, by holders of Certificates evidencing Certificate Percentage Interests aggregating at least 25%; or

(iii)  The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Master Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

(iv)  The consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Master Servicer of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

then the Indenture Trustee, or the Securities Administrator on its behalf, shall promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes (or, if no Notes are Outstanding, Certificates evidencing Certificate Percentage Interests aggregating at least 51%), by notice then given in writing to the Master Servicer (and to the Indenture Trustee, the Securities Administrator and the Owner Trustee if given by the Noteholders and to the Owner Trustee and the Indenture Trustee if given by the Certificateholders and in each case with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Securities Administrator (so long as the Person serving as the Securities Administrator is not also

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the Master Servicer), and otherwise in the Indenture Trustee or such Successor Master Servicer as may be appointed under Section 7.2; and, without limitation, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

(b) Upon termination of the Master Servicer under Section 7.1(a), the predecessor Master Servicer shall cooperate with the Securities Administrator, the Indenture Trustee, the Owner Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), and otherwise to the Indenture Trustee or such Successor Master Servicer for administration of all cash amounts that shall at the time be held by the predecessor Master Servicer, for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Master Servicer. All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Receivable Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 7.1 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

(c) Upon termination of the Master Servicer under Section 7.1(a), the Successor Master Servicer, by acceptance of its appointment, agrees that the Receivables will continue to be serviced through their respective Receivables Servicing Agreements, unless the applicable Receivables Servicing Agreement has been terminated pursuant to the terms and conditions set forth therein.

SECTION 7.2 Appointment of Successor Master Servicer.  (a)  Upon the Master Servicer’s receipt of notice of termination pursuant to Section 7.1 or the Master Servicer’s resignation in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee, the Securities Administrator and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date on which a successor Master Servicer assumes this role. In the event of the Master Servicer’s resignation or termination hereunder, the Issuer shall appoint a Successor Master Servicer, and the Successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee, the Securities Administrator and the Indenture Trustee (with a copy to each Rating Agency).  In the event that a Successor Master Servicer has not been appointed at the time when a terminated Master Servicer has ceased to act as Master Servicer in accordance with this Section 7.2, the Securities Administrator (so long as the Person serving as the

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Securities Administrator is not also the Master Servicer), and otherwise the Indenture Trustee, without further action shall automatically be appointed the Successor Master Servicer.  The Securities Administrator or the Indenture Trustee, as the case may be, may resign as the Master Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Master Servicer enters into a written assumption as provided in this Section.  Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new Master Servicer as the Successor Master Servicer in accordance with this Section.  Notwithstanding the above, if the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer) and the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Master Servicer, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer) or the Indenture Trustee, as appropriate, shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Master Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

(b) Upon appointment, the Successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Master Servicer to perform such responsibilities or duties that are caused by the predecessor Master Servicer’s failure to provide information or monies required hereunder shall not be considered a default by such Successor Master Servicer and (ii) such Successor Master Servicer shall have no liability for actions, inactions or representations of the predecessor Master Servicer.

(c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Master Servicer out of payments on Receivables as it and such Successor Master Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Master Servicer under this Agreement.  The Indenture Trustee and such Successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall the Securities Administrator or the Indenture Trustee, should it be appointed Successor Master Servicer, be required to purchase any Receivable pursuant to Section 3.6 herein or otherwise or indemnify the Issuer, the Owner Trustee, the Noteholders, the Certificateholders, the Depositor or any other Person pursuant to Section 3.13.

SECTION 7.3 Notification to Noteholders and Certificateholders.  Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article VII, the Indenture Trustee, or the Securities Administrator on its behalf, shall give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

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SECTION 7.4 Waiver of Past Events of Servicing Termination.  The holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or, if no Notes are outstanding, holders of Certificates evidencing Certificate Percentage Interests aggregating at least 75%) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities.  Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other Event of Servicing Termination or impair any right consequent thereon.  The Issuer shall provide written notice of any such waiver to the Rating Agencies.

ARTICLE VIII

TERMINATION

SECTION 8.1 Optional Purchase of All Receivables.  As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase Percentage, the Master Servicer shall have the option to purchase the Trust Property (exclusive of the Reserve Account) from the Trust.  To exercise such option, the Master Servicer shall deposit pursuant to Section 4.4 in the Collection Account an amount equal to the greater of (i) the aggregate Purchase Amount for the Receivables (as calculated by the Administrator and reported to the Master Servicer) and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust.  To determine the fair market value of the Receivables, the Master Servicer shall solicit bids from not less than three recognized purchasers of whole loan pools of motor vehicle loans selected by the Master Servicer in its sole discretion (which bidders shall not include the Depositor, the Seller or any of their respective Affiliates).  Notwithstanding the foregoing, the Master Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence, together with the other amounts on deposit in the Collection Account, is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any overdue interest) thereon plus any Net Swap Payments or Swap Termination Payments due to the Counterparties under the Interest Rate Swap Payments plus all amounts then due and payable by the Trust for fees or other reimbursable amounts to the Receivables Servicer, the Master Servicer, the Securities Administrator, the Administrator, the Owner Trustee and the Indenture Trustee.  The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article IV.  The Master Servicer or the Issuer shall furnish written notice of the Master Servicer’s election to exercise such option to the Indenture Trustee, the Securities Administrator, the Owner Trustee, each Counterparty and the Rating Agencies at least 10 days, but not more than 30 days, prior to the Payment Date on which such purchase shall occur (and the Indenture Trustee shall cause the Securities Administrator to promptly furnish such notice to the Noteholders).

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In addition, if any Certificateholder is a Person who is not an Affiliate of the Depositor (as certified in writing to the Master Servicer by such Certificateholder), the Master Servicer shall exercise the option to purchase the Receivables in accordance with this Section 8.1 only if directed to do so, or consented to in writing by each such non-Affiliated Certificateholder.  The Master Servicer shall have no responsibility to determine whether any Certificateholder is or is not an Affiliate of the Depositor.

SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture.  Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Securities Administrator will continue to carry out its obligations hereunder as agent for the Owner Trustee and the Indenture Trustee, including, but not limited to, making distributions from the Collection Account in accordance with Section 4.5.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Amendment.  (a)  This Agreement may be amended by the Depositor, the Master Servicer and the Issuer, with the consent of the Indenture Trustee, the Securities Administrator and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement that may be inconsistent with any other provision of this Agreement, the Prospectus Supplement or the Prospectus or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by either (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, together with an Officer’s Certificate of the Master Servicer delivered to the Owner Trustee, the Securities Administrator and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder.

(b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Issuer, with the consent of the Indenture Trustee, the Securities Administrator and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing Certificate Percentage Interests aggregating at least 51% (which consent of any holder of a Note or holder of a Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the

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Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby.

(c) Prior to the execution of any such amendment the Master Servicer will provide written notification of the substance of such amendment to each Rating Agency.

(d) Promptly after the execution of any such amendment, the Master Servicer shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee, the Securities Administrator and each Rating Agency. The Owner Trustee shall provide notification of the substance of the amendment to each Certificateholder, and the Securities Administrator on the Indenture Trustee’s behalf, shall provide notification of the substance of such amendment to each Noteholder.  It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section 9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee, the Indenture Trustee and the Securities Administrator may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Securities Administrator shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Owner Trustee, the Indenture Trustee or the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee’s, Indenture Trustee’s or Securities Administrator’s own rights, duties or immunities under this Agreement or otherwise.

(f) Notwithstanding anything in this Agreement to the contrary, no amendment to this Agreement shall be effective, and the Depositor further covenants that it shall not agree to any amendment to any other Basic Document, without in each case the prior written consent of each Counterparty, if any such amendment would (a) adversely affect the Counterparty’s rights or obligations under any Interest Rate Swap Agreement or any Basic Document or (b) adversely modify the obligations of, or adversely impact the ability of the Issuer to fully perform any of its obligations under any Interest Rate Swap Agreement to which the Counterparty is subject.

SECTION 9.2 Protection of Title to Trust Property.  (a)  The Depositor shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders in the Receivables and in

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the proceeds thereof.  The Depositor shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Securities Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) The Depositor shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of § 9-506 of the UCC, unless it shall have given the Owner Trustee, the Indenture Trustee and the Securities Administrator at least 10 days’ prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c) The Depositor shall give the Owner Trustee, the Indenture Trustee and the Securities Administrator at least ten (10) days’ prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.  The Master Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

(d) The Master Servicer shall cause the Receivables Servicer, to the extent provided pursuant to the Receivables Servicing Agreement, to maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Master Servicer shall cause the Receivables Servicer, to the extent provided pursuant to the Receivables Servicing Agreement, to maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Master Servicer’s master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture.  Indication of the Issuer’s and the Indenture Trustee’s interest in a Receivable shall not be deleted from or modified on the Master Servicer’s computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

(f) The Master Servicer shall cause the Receivables Servicer, to the extent provided pursuant to the Receivables Servicing Agreement, to, upon receipt of reasonable prior notice, shall permit the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator and their respective agents at any time during normal business hours at the Master Servicer’s expense to inspect, audit, and make copies of and to obtain abstracts from the Master Servicer’s records regarding any Receivable.

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(g) The Master Servicer shall cause the Receivables Servicer, pursuant to the  Receivables Servicing Agreement, to furnish to the Owner Trustee, the Indenture Trustee and the Securities Administrator, within five (5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Investor Reports furnished before such request indicating removal of Receivables from the Trust.

(h) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

SECTION 9.3 Governing Law.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.4 Notices.  All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Master Servicer, at U.S. Bank National Association, 60 Livingston Avenue, Mailcode:  EP-MN-WS30, St., Paul, Minnesota 55107-2232, facsimile (651) 495-8090 Attention:  Eve Kaplan, with a copy to U.S. Bank Portfolio Services, 1310 Madrid Street, Marshall, Minnesota 56258, facsimile (866) 806-0775 Attention:  Joe Andries, or at such other address as shall be designated by the Seller or the Master Servicer in a written notice to the Owner Trustee, the Indenture Trustee and the Securities Administrator, (b) in the case of the Depositor, at 4 World Financial Center, 11th Floor, Office C-3101, New York New York 10080, facsimile (212) 449-9015, Attention:  Asset Lending Operations, (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (e) in the case of the Securities Administrator, at the Corporate Trust Office of the Securities Administrator, (f) in the case of Fitch, Inc., at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004, (g) in the case of Moody’s Investors Service, Inc., at the following address: Moody’s Investors Service, Inc., ABS/RMBS Monitoring Department, 25th Floor, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 and (h) in the case of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 41st Floor, New York, New York 10041, Attention: Asset Backed Surveillance Department.  Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

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SECTION 9.5 Severability of Provisions.  If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

SECTION 9.6 Assignment.  Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Master Servicer, this Agreement may not be assigned by the Depositor or the Master Servicer unless (i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee, the Securities Administrator and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding and the holders of Certificates evidencing Certificate Percentage Interests aggregating at least 51% consent thereto.  Any transfer or assignment with respect to the Master Servicer of all its rights, obligations and duties will not become effective until a successor Master Servicer has assumed the Master Servicer’s rights, duties and obligations under this Agreement.  In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

SECTION 9.7 Further Assurances.  The Depositor and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee, the Indenture Trustee or the Securities Administrator more fully to effect the purposes of this Agreement.

SECTION 9.8 No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

SECTION 9.9 Third-Party Beneficiaries.  This  Agreement will inure to the benefit of and be binding upon the parties hereto, the Administrator, the Indenture Trustee, the Securities Administrator and the Owner Trustee and their each of their respective successors and permitted assigns and each of the Administrator, the Indenture Trustee, the Securities Administrator and the Owner Trustee may enforce the provisions hereof as if they were parties thereto.  Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder.  The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders and the Counterparties pursuant to the Indenture.

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SECTION 9.10 Actions by Noteholders or Certificateholders.  (a)  Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

(b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

SECTION 9.11 Information to Be Provided by the Securities Administrator.  As soon as available but no later than March 15 of each calendar year for so long as the Issuer is subject to the reporting requirements under the Exchange Act, commencing in 2009, the Securities Administrator shall:

(a) deliver to the Depositor a report regarding the Securities Administrator’s assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Securities Administrator, and shall address each of the Servicing Criteria specified in Appendix D or such criteria as mutually agreed upon by the Depositor and the Securities Administrator;

(b) deliver to the Depositor a report of a registered public accounting firm addressed to the board of directors of the Securities Administrator, providing its assessment of compliance with the Servicing Criteria during the preceding fiscal year, including disclosure of any material  instance of non-compliance, as required by Rule 13a-18 or Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.  Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

(c) deliver to the Master Servicer and any other Person that will be responsible for signing the certification required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) (a “Sarbanes Certification”) on behalf of the Issuer a certification substantially in the form attached hereto as Appendix E or such form as mutually agreed upon by the Master Servicer and the Securities Administrator.

The Securities Administrator acknowledges that the parties identified in clause (c) above may rely on the certification provided by the Securities Administrator pursuant to such clause in signing a Section 302 Certification and filing such with the Commission.

SECTION 9.12 Form 8-K Filings.  So long as the Depositor is required to file Exchange Act Reports with respect to the Issuer, each of the Securities Administrator, the Indenture Trustee (with respect to events reportable under Item 1.03 of Form 8-K with respect to itself), the Owner Trustee, the Receivables Servicer and the Master Servicer shall promptly notify the

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Depositor, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause (d) of the definition of “Reportable Event”) of which such Person (or in the case of the Owner Trustee and the Indenture Trustee, a Responsible Officer of such Person) has actual knowledge.  Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

SECTION 9.13 Additional Regulation AB Provisions.

(a) The Depositor, Master Servicer, Securities Administrator, Owner Trustee and Indenture Trustee acknowledge and agree that the purpose of this Section is to facilitate compliance by the Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. The Depositor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission under the Securities Act and the Exchange Act. The Depositor, Master Servicer, Securities Administrator and Owner Trustee acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. The Master Servicer, Securities Administrator and Owner Trustee shall cooperate fully with the Depositor and the Issuer to deliver to the Depositor and the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information reasonably necessary in the good faith determination of the Depositor or the Issuer to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Depositor, Master Servicer, Securities Administrator and Owner Trustee and the Receivables, or the servicing of the Receivables, reasonably believed by the Depositor or the Master Servicer to be necessary in order to effect such compliance.

(b) In the event the Master Servicer, the Securities Administrator, the Owner Trustee or the Indenture Trustee is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to Section 9.11 and Section 9.12 with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuer or the Receivables.

SECTION 9.14 Representations and Warranties.  Each of the Securities Administrator, the Indenture Trustee and the Owner Trustee represents that (i) there are no affiliations, relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the transactions contemplated under the Basic Documents, and that are material to the investors' understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

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SECTION 9.15 Limitation of Liability of Owner Trustee, the Indenture Trustee and the Securities Administrator.  (a)  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and U.S. Bank National Association not in its individual capacity but solely in its capacity as Securities Administrator, and in no event shall U.S. Bank Trust National Association or U.S. Bank National Association, in their individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer or as Securities Administrator respectively, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement.  For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Master Servicer), the Indenture Trustee shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture.  For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Master Servicer), the Securities Administrator shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Citibank, N.A., not in its individual capacity but solely as Indenture Trustee, and in no event shall Citibank, N.A., have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

SECTION 9.16 No Petition.  The Master Servicer, by entering into this Agreement, hereby covenants and agrees that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, it will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

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IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

MERRILL AUTO TRUST SECURITIZATION 2008-1, as Issuer

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee
By:	/s/ D. L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Master Servicer

By:	/s/ D. L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

ML ASSET BACKED CORPORATION, as Depositor

By:	/s/ Michael M. McGovern
Name: Michael M. McGovern
Title: Secretary

Accepted and agreed:

CITIBANK, N.A. not in its individual capacity but soley as Indenture Trustee

By: /s/ K. Driscoll
Name: Kristen Driscoll
Title: Vice President

U.S. BANK TRUST NATIONAL ASSOCIATION
not in its individual capacity
but solely as Owner Trustee

By: /s/ D. L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
not in its individual capacity
but solely as Securities Administrator

By: /s/ D. L. Reynolds
Name: Diane L. Reynolds
Title: Vice President

SCHEDULE A

SCHEDULE OF RECEIVABLES

[On File with the Master Servicer]

A-1

SCHEDULE B

Location of Receivable Files

As set forth in the Receivables Servicing Agreement

B-1

Appendix A

DEFINITIONS AND USAGE

The following rules of construction and usage shall be applicable to any agreement, instrument, certificate or document that is governed by this Appendix:

(a)           All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

(b)           As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

The words “hereof,” “herein,” “hereunder” and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to “Article,” “Section” or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term “including” and its variations shall be deemed to be followed by “without limitation.”

The definitions contained in this Appendix are equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

Definitions

"1119 Party" shall mean any Person named as such in Exhibit C to the Sale and Servicing Agreement.

Appendix A-1

“Accrued Class A Note Interest” shall mean, with respect to any Payment Date, the sum of the Class A Noteholders’ Monthly Accrued Interest for such Payment Date and the Class A Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class B Note Interest” shall mean, with respect to any Payment Date, the sum of the Class B Noteholders’ Monthly Accrued Interest for such Payment Date and the Class B Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Accrued Class C Note Interest” shall mean, with respect to any Payment Date, the sum of the Class C Noteholders’ Monthly Accrued Interest for such Payment Date and the Class C Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Act” shall have the meaning specified in Section 11.3(a) of the Indenture.

“Adjusted Principal Balance” shall mean, as of any date of determination and with respect to any Receivables, (i) if the interest rate per annum set forth in the Receivable is at least equal to the Minimum Required APR, the Principal Balance of such Receivable and (ii) if the interest rate per annum set forth in the Receivable is less than the Minimum Required APR, the present value of all remaining Scheduled Payments on such Receivable discounted from the due date on a monthly basis at the Minimum Required APR.  The Adjusted Principal Balance for any Receivable shall be calculated by the Master Servicer by (1) calculating the number of remaining Scheduled Payments (rounded up to a whole number) using the Principal Balance as reported by the Receivables Servicer, the interest rate per annum specified in Schedule A to the Sale and Servicing Agreement and the amount of the Scheduled Payment specified in Schedule A to the Sale and Servicing Agreement, then (2) calculating a total payment amount for such Receivable using the total number of Scheduled Payments determined in clause (1) above, then (3) computing the present value of the total payment amount calculated in clause (2) using a discount rate of 7.75% per annum for the number of payments calculated in clause (1); for the avoidance of doubt, as of any date of determination commencing with the first day of the Collection Period following the Collection Period in which a Receivable becomes a Defaulted Receivable, the Adjusted Principal Balance of such Defaulted Receivable shall be zero.

“Administration Agreement” shall mean the Administration Agreement, dated as of June 30, 2008, among the Administrator, the Issuer and the Master Servicer, as amended.

“Administrator” shall mean Merrill Lynch Bank USA, a Utah industrial bank, and its successors.

“Administrator Fee” shall mean, with respect to a Collection Period, the fee payable to the Administrator for services rendered during such Collection Period for administrative duties, which shall be specified in Section 4 of the Administration Agreement.

“Administrator Fee Rate” shall mean 0.250%.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership

Appendix A-2

of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Aggregate Principal Balance” shall mean $391,005,553.01, as of the Cut-off Date, and at all times thereafter, shall mean the Principal Balance of the Receivables in the aggregate as of the related date of determination.

“Aggregate Servicing Fee” shall mean the aggregate of the Receivables Servicer Servicing Fees and the Servicing Fees payable to the Receivables Servicers and the Master Servicer, respectively.

“Amount Financed” shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

“Annual Percentage Rate” or “APR” of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

“Applicable Tax State” shall mean, as of any date of determination, the State in which the Owner Trustee maintains its Corporate Trust Office.

“Authenticating Agent” shall have the meaning specified in Section 2.14 of the Indenture or 3.11 of the Trust Agreement, as applicable.

“Authorized Officer” shall mean, (i) with respect to the Issuer, any officer of the Administrator or any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers; (ii) with respect to the Securities Administrator or the Owner Trustee, any officer within the Corporate Trust Office of the Securities Administrator or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary, trust officer or any other officer of the Securities Administrator or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject; (iii) with respect to the Master Servicer, any designated servicing officer whose name and title has been provided to the Securities Administrator in writing as being an Authorized Officer for purposes of the Sale and Servicing Agreement and (iv) with respect to the Indenture Trustee, any Trustee Officer of the Indenture Trustee.

“Available Collections” shall mean, for any Payment Date, the sum of the following amounts with respect to the Collection Period preceding such Payment Date: (i) all payments collected on the Receivables (other than the portion of any Obligor payment related to the interest accrued on each Receivable up to its last scheduled payment date on or prior to June 30, 2008); (ii) all Liquidation Proceeds attributable to Receivables which were designated as Defaulted Receivables in the related Collection Period in accordance with the Receivables Servicer’s customary servicing procedures; (iii) all Recoveries; (iv) payments under physical damage and other insurance policies relating to the Obligors or the Financed Vehicles to the extent not released to the Receivables Servicer under the Receivables Servicing Agreement; (v)

Appendix A-3

the Purchase Amount received with respect to each Receivable that became a Purchased Receivable during such Collection Period; (vi) any Net Swap Receipt and any termination payment received from the Counterparties that is not used to enter into a replacement Interest Rate Swap Agreement pursuant to Section 3.20(b) of the Indenture; and (vii) partial prepayments of any refunded item included in the Principal Balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor’s periodic payment to an amount below the Scheduled Payment as of the Cut-off Date; provided, however, that in calculating the Available Collections the following will be excluded: (a) the Receivables Servicer Servicing Fee payable to the Receivables Servicer from Collections in respect of the respective Receivables serviced by it; (b) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in Available Collections in a prior Collection Period; and (c) any late fees, prepayment charges or other administrative fees or similar charges allowed by applicable law, collected or retained by the Receivables Servicer, other than deferral fees, during the related Collection Period.

“Bankruptcy Code” shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

“Basic Documents” shall mean the Certificate of Trust, the Trust Agreement, the Sale and Servicing Agreement, the Receivables Purchase Agreement, the Indenture, the Interest Rate Swap Agreements, the Underwriting Agreement, the Administration Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

“Book-Entry Note” shall mean a beneficial interest in any of the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes, the Class A-4a Notes, the Class A-4b Notes, the Class B Notes and the Class C Notes in each case issued in book-entry form.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in the State of New York, the State of Delaware, the state in which the Corporate Trust Office of the Indenture Trustee or the state in which the Corporate Trust Office of the Securities Administrator are authorized by law, regulation or executive order to be closed.

“Calculation Agent” shall mean the Securities Administrator.

“Center One” shall mean CenterOne Financial Services LLC.

“Certificate Distribution Account” shall mean the account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Certificateholder” or “Holder of a Certificate” shall mean a Person in whose name a Certificate is registered in the Certificate Register.

“Certificate of Trust” shall mean the certificate of trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

Appendix A-4

“Certificate Paying Agent” shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement and shall initially be the Securities Administrator.

“Certificate Percentage Interest” shall mean, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer.  The aggregate Certificate Percentage Interest shall be 100%.

“Certificate Register” shall mean the certificate register maintained pursuant to Section 3.04 of the Trust Agreement.

“Certificate Registrar” shall mean any certificate registrar acting in accordance with Section 3.04 of the Trust Agreement and shall initially be the Owner Trustee.

“Certificates” shall mean the certificates evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A to the Trust Agreement; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of the Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

“Class” shall mean any one of the classes of Notes.

“Class A Noteholders’ Interest Carryover Shortfall” shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders’ Interest Carryover Shortfall for such Payment Date, the Class A-2 Noteholders’ Interest Carryover Shortfall for such Payment Date, the Class A-3 Noteholders’ Interest Carryover Shortfall for such Payment Date and the Class A-4 Noteholders’ Interest Carryover Shortfall for such Payment Date.

“Class A Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, the sum of the Class A-1 Noteholders’ Monthly Accrued Interest for such Payment Date, the Class A-2 Noteholders’ Monthly Accrued Interest for such Payment Date, the Class A-3 Noteholders’ Monthly Accrued Interest for such Payment Date and the Class A-4 Noteholders’ Monthly Accrued Interest for such Payment Date.

“Class A Notes” shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A-1 Final Scheduled Payment Date” shall mean the August 2009 Payment Date.

“Class A-1 Noteholder” shall mean the Person in whose name a Class A-1 Note is registered in the Note Register.

“Class A-1 Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-1 Noteholders’ Monthly Accrued Interest for the preceding Payment Date

Appendix A-5

and any outstanding Class A-1 Noteholders’ Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-1 Notes actually paid to the Class A-1 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class A-1 Rate.

“Class A-1 Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, interest accrued from and including the prior Payment Date (or, in the case of the first Payment Date, from and including the Closing Date) to and including the day immediately prior to such Payment Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date), after giving effect to all payments of principal on such preceding Payment Date.

“Class A-1 Notes” shall mean the $67,900,000 aggregate initial principal amount Class A-1 2.91653% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

“Class A-1 Rate” shall mean 2.91653% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

“Class A-2 Final Scheduled Payment Date” shall mean the December 2010 Payment Date.

“Class A-2 Noteholder” shall mean a Class A-2a Noteholder or a Class A-2b Noteholder.

“Class A-2 Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-2 Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-2 Noteholders’ Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-2 Notes actually paid to the Class A-2 Noteholders at the Note Interest Rate applicable to each Class of Class A-2 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Note Interest Rate applicable to each such Class.  Any Class A-2 Noteholders’ Interest Carryover Shortfall arising on any Payment Date shall be allocated between the Class A-2a Notes and Class A-2b Notes pro rata based on the ratio of the Class A-2 Noteholders’ Monthly Accrued Interest for each such Class on such Payment Date to the total Class A-2 Noteholders’ Monthly Accrued Interest for such Payment Date.

“Class A-2 Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, the aggregate amount of interest accrued on each Class of Class A-2 Notes from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date at the Note Interest Rate applicable to such Class on the Outstanding Amount of each such Class on the immediately preceding Payment Date (or, in the case of the first Payment

Appendix A-6

Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date.

“Class A-2 Notes” shall mean the Class A-2a Notes and the Class A-2b notes, collectively.

“Class A-2a Noteholder” shall mean the Person in whose name a Class A-2a Note is registered in the Note Register.

“Class A-2a Notes” shall mean the $58,200,000 aggregate initial principal amount Class A-2a 4.27000% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2a to the Indenture.

“Class A-2a Rate” shall mean 4.27000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-2a Rate shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Class A-2b Interest Rate Swap Agreement” means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class A-2b Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

“Class A-2b Noteholder” shall mean the Person in whose name a Class A-2b Note is registered in the Note Register.

“Class A-2b Notes” shall mean the $24,000,000 aggregate initial principal amount Class A-2b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2b to the Indenture.

“Class A-2b Rate” shall mean One-Month LIBOR plus 1.15000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-2b Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

“Class A-3 Final Scheduled Payment Date” shall mean the March 2012 Payment Date.

“Class A-3 Noteholder” shall mean a Class A-3a Noteholder or a Class A-3b Noteholder, as applicable.

“Class A-3 Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-3 Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-3 Noteholders’ Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-3 Notes actually paid to the Class A-3 Noteholders at the Note Interest Rate applicable to each Class of Class A-3 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Payment Date, to the extent permitted by law, at the

Appendix A-7

Note Interest Rate applicable to each such Class. Any Class A-3 Noteholders’ Interest Carryover Shortfall arising on any Payment Date shall be allocated between the Class A-3a Notes and Class A-3b Notes pro rata based on the ratio of the Class A-3 Noteholders’ Monthly Accrued Interest for each such Class on such Payment Date to the total Class A-2 Noteholders’ Monthly Accrued Interest for such Payment Date.

“Class A-3 Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, the aggregate amount of interest accrued on each Class of Class A-3 Notes from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the day immediately prior to such Payment Date at the Note Interest Rate applicable to such Class on the Outstanding Amount of each such Class on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date.

“Class A-3 Notes” shall mean the Class A-3a Notes and the Class A-3b Notes, collectively.

“Class A-3a Noteholder” shall mean the Person in whose name a Class A-3a Note is registered in the Note Register.

“Class A-3a Notes” shall mean the $50,400,000 aggregate initial principal amount Class A-3a 5.50000% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3a to the Indenture.

“Class A-3a Rate” shall mean 5.50000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-3a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Class A-3b Interest Rate Swap Agreement” means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class A-3b Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

“Class A-3b Noteholder” shall mean the Person in whose name a Class A-3b Note is registered in the Note Register.

“Class A-3b Notes” shall mean the $46,000,000 aggregate initial principal amount Class A-3b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3b to the Indenture.

“Class A-3b Rate” shall mean One-Month LIBOR plus 1.90000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-3b Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

“Class A-4 Final Scheduled Payment Date” shall mean the April 2015 Payment Date.

Appendix A-8

“Class A-4 Noteholder” shall mean a Class A-4a Noteholder or a Class A-4b Noteholder, as applicable.

“Class A-4 Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class A-4 Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A-4 Noteholders’ Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class A-4 Notes actually paid to the Class A-4 Noteholders at the Note Interest Rate applicable to each Class of Class A-4 Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Payment Date, to the extent permitted by law, at the Note Interest Rate applicable to such Class.  Any Class A-4 Noteholders’ Interest Carryover Shortfall arising on any Payment Date shall be allocated between the Class A-4a Notes and Class A-4b Notes pro rata based on the ratio of the Class A-4 Noteholders’ Monthly Accrued Interest for each such Class on such Payment Date to the total Class A-4 Noteholders’ Monthly Accrued Interest for such Payment Date.

“Class A-4 Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, the aggregate amount of interest accrued on each Class of Class A-4 Notes from and including the prior Payment Date (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the day immediately prior to such Payment Date at the Note Interest Rate applicable to such Class on the Outstanding Amount of each such Class on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date.

“Class A-4 Notes” shall mean the Class A-4a Notes and the Class A-4b Notes, collectively.

“Class A-4a Noteholder” shall mean the Person in whose name a Class A-4a Note is registered in the Note Register.

“Class A-4a Notes” shall mean the $32,880,000 aggregate initial principal amount Class A-4a 6.15000% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4a to the Indenture.

“Class A-4a Rate” shall mean 6.15000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-4a Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Class A-4b Interest Rate Swap Agreement” means the interest rate swap agreement, entered into by and between the Issuer with the Counterparty in respect of the Class A-4b Notes, under an ISDA Master Agreement, together with the schedule thereto and the confirmation thereunder, as the same may be amended or supplemented from time to time and any replacement agreement entered into in accordance with the Basic Documents.

“Class A-4b Noteholder” shall mean the Person in whose name a Class A-4b Note is registered in the Note Register.

Appendix A-9

“Class A-4b Notes” shall mean the $30,000,000 aggregate initial principal amount Class A-4b Floating Rate Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4b to the Indenture.

“Class A-4b Rate” shall mean One-Month LIBOR plus 2.20000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class A-4b Notes shall be computed on the basis of the actual number of days in the related Interest Period and a 360-day year.

“Class B Final Scheduled Payment Date” shall mean the April 2015 Payment Date.

“Class B Noteholder” shall mean the Person in whose name a Class B Note is registered in the Note Register.

“Class B Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class B Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders’ Interest Carryover Shortfall on such preceding Payment Date exceeds the amount in respect of interest for the Class B Notes actually paid to the Class B Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class B Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class B Rate.

“Class B Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class B Notes at the Class B Rate on the Outstanding Amount of the Class B Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date.

“Class B Notes” shall mean the $23,384,000 aggregate initial principal amount Class B 6.75000% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit B to the Indenture.

“Class B Rate” shall mean 6.75000% per annum.    For all purposes of the Basic Documents, interest with respect to the Class B Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Class C Final Scheduled Payment Date” shall mean the April 2015 Payment Date.

“Class C Noteholder” shall mean the Person in whose name a Class C Note is registered in the Note Register.

“Class C Noteholders’ Interest Carryover Shortfall” shall mean, with respect to the first Payment Date, zero, and with respect to any other Payment Date, the amount, if any, by which the sum of the Class C Noteholders’ Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders’ Interest Carryover Shortfall on such preceding

Appendix A-10

Payment Date exceeds the amount in respect of interest for the Class C Notes actually paid to the Class C Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to the Class C Noteholders on such preceding Payment Date, to the extent permitted by law, at the Class C Rate.

“Class C Noteholders’ Monthly Accrued Interest” shall mean, with respect to any Payment Date, interest accrued from and including the 15th day of the preceding calendar month (or in the case of the first Payment Date, from and including the Closing Date) to but excluding the 15th day of the month of such Payment Date on the Class C Notes at the Class C Rate on the Outstanding Amount of the Class C Notes on the immediately preceding Payment Date (or, in the case of the first Payment Date, the Closing Date) after giving effect to all payments of principal on such preceding Payment Date.

“Class C Notes” shall mean the $16,189,000 aggregate initial principal amount Class C 7.11000% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit C to the Indenture.

“Class C Rate” shall mean 7.11000% per annum.  For all purposes of the Basic Documents, interest with respect to the Class C Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Clearing Agency” shall mean an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

“Clearing Agency Participant” shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” shall mean July 25, 2008.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

“Collateral” shall have the meaning specified in the Granting Clause of the Indenture.

“Collection Account” shall mean, with respect to each Payment Date, the account or accounts established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Collection Period” shall mean with respect to any Payment Date, the calendar month preceding the calendar month in which the Payment Date occurs.

“Collections” shall mean all amounts collected by the Master Servicer (from whatever source) on or with respect to the Receivables.

Appendix A-11

“Commission” shall mean the Securities and Exchange Commission.

“Controlling Class” shall mean (i) if the Class A Notes have not been paid in full, the Class A Notes, (ii) if the Class A Notes have been paid in full and Class B Notes remain Outstanding, the Class B Notes, (iii) if the Class A Notes and the Class B Notes have been paid in full and Class C Notes remain Outstanding, the Class C Notes.

“Corporate Trust Office” shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 60 Livingston Avenue, St. Paul, Minnesota 55107-2292, or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); (ii) with respect to the Indenture Trustee, 388 Greenwich Street, 14th Floor, New York, New York  10013, Attention: Global Transaction Services, Merrill Auto Trust Securitization 2008-1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer); and (iii) with respect to the Securities Administrator, the office of the Securities Administrator located at 60 Livingston Avenue, St. Paul, MN 55107, Attn:  Corporate Trust Structured Finance, Ref: MATS 2008-1, or at such other address as the Securities Administrator may designate from time to time by notice to the Noteholders and the Issuer, or the office of any successor Securities Administrator (the address of which the successor Securities Administrator will notify the Noteholders and the Issuer).

“Counterparty” shall mean each counterparty to the Trust under an Interest Rate Swap Agreement, which initially for each Interest Rate Swap Agreement shall be Merrill Lynch Capital Services, Inc. and its permitted successors and assigns.

“Cumulative Net Loss Ratio” means, for any Payment Date, the fraction (expressed as a percentage), the numerator of which is equal to the cumulative reported net losses recognized with respect to the Receivables during the period from the Cut-off Date through and including the Collection Period immediately preceding such Payment Date and the denominator of which is equal to the Aggregate Principal Balance of the Receivables as of the Cut-off Date.

“Cut-off Date” shall mean the close of business on June 30, 2008.

“Dealer” shall mean a dealer who sold a Financed Vehicle and who originated and sold the related Receivable, directly or indirectly, to the Seller.

“Default” shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Defaulted Receivable” shall have the meaning specified in Section 1.02 of the Servicing Agreement.

“Definitive Certificates” shall have the meaning specified in Section 3.10 of the Trust Agreement.

“Definitive Notes” shall have the meaning specified in Section 2.11 of the Indenture.

Appendix A-12

“Depositor” shall mean ML Asset Backed Corporation, a Delaware corporation and its successors and permitted assigns.

“Determination Date” shall mean, with respect to any Collection Period, the Business Day immediately preceding the Payment Date following such Collection Period.

“Eligible Deposit Account” shall mean either (i) a segregated account with an Eligible Institution or (ii) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the States thereof (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

“Eligible Institution” shall mean either (i) the corporate trust department of the Indenture Trustee or the Owner Trustee, as applicable; (ii) the corporate trust department of the Securities Administrator; (iii) a depository institution organized under the laws of the United States or any one of the States thereof (or any domestic branch of a foreign bank), (1) which has either (A) a long-term unsecured debt rating of at least “AA-” by Standard & Poor’s and “Aa3” by Moody’s or (B) a short-term unsecured debt rating or certificate of deposit rating of “A-1+” by Standard & Poor’s and “Prime-1” by Moody’s and (2) whose deposits are insured by the Federal Deposit Insurance Corporation or (iv) any depository institution or trust company in respect of which the Rating Agency Condition is satisfied.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” shall have the meaning specified in Section 5.1 of the Indenture.

“Event of Servicing Termination” shall mean an event specified in Section 7.1 of the Sale and Servicing Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Act Report” shall mean any reports on Form 10-D, Form 8-K and Form 10-K required to be filed by the Depositor with respect to the Trust under the Exchange Act.

“Executive Officer” shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

“Final Scheduled Payment Date” shall mean, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (v) the Class B Notes, the Class B Final Scheduled Payment Date, and (vi) the Class C Notes, the Class C Final Scheduled Payment Date.

Appendix A-13

“Financed Vehicle” shall mean a new or used automobile, light-duty truck or sport utility vehicle, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“First Allocation of Principal” shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

“Fitch” shall mean Fitch, Inc. or its successor in interest.

“Grant” shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Indenture” shall mean the Indenture, dated as of June 30, 2008, by and among the Trust, the Indenture Trustee and the Securities Administrator.

“Indenture Trustee” shall mean Citibank, N.A., a national banking association, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

“Indenture Trust Estate” shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

“Independent” shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Certificate” shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the

Appendix A-14

definition of “Independent” in the Indenture and that the signer is Independent within the meaning thereof.

“Insolvency Event” shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person’s assets or any substantial portion thereof.

“Interest Period” shall mean (1) for each of the Class A-1 Notes, Class A-2b Notes, Class A-3b Notes and Class A-4b Notes, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the prior Payment Date to and including the day immediately prior to such Payment Date and (2) for each of the Class A-2a Notes, Class A-3a Notes, Class A-4a Notes, Class B Notes and Class C Notes, with respect to any Payment Date, the period from and including the Closing Date (in the case of the first Payment Date) or from and including the 15th day of the calendar month preceding each Payment Date to but excluding the 15th day of the calendar month of such Payment Date.  Interest with respect to the Class A-1 Notes, Class A-2b Notes, Class A-3b Notes  and Class A-4b Notes will be computed on the basis of the actual number of days in the related Interest Period and a 360-day year and interest with respect to each of the Class A-2a Notes, Class A-3a Notes, Class A-4a Notes, Class B Notes and Class C Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

“Interest Rate Swap Agreement” means each of the Class A-2b Interest Rate Swap Agreement, the Class A-3b Interest Rate Swap Agreement and the Class A-4b Interest Rate Swap Agreement.

“Investor Report” shall mean the report prepared by the Master Servicer pursuant to Section 3.8 of the Sale and Servicing Agreement containing, among other things, the information set forth in Section 4.7 of the Sale and Servicing Agreement.

“IRS” shall mean the Internal Revenue Service.

“ISDA Master Agreement” shall mean, with respect to a Counterparty, the ISDA Master Agreement (Multicurrency-Cross Border) dated as of July 22, 2008, together with the schedule thereto and the confirmations thereunder each dated as of July 22, 2008, between the Issuer and Counterparty.

Appendix A-15

“Issuer” shall mean the Trust unless a successor replaces it and, thereafter, shall mean the successor.

“Issuer Order” and “Issuer Request” shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee and the Securities Administrator.

“LIBOR” or “One-Month LIBOR” shall equal, with respect to any interest accrual period, the London interbank offered rate for deposits in U.S. dollars having a one month maturity which appears on the Reuters Screen LIBOR01 Page as of 11:00 a.m., London time, on the related LIBOR Determination Date.  If the rates used to determine LIBOR do not appear on the Reuters Screen LIBOR01 Page, the rates for that day will be determined as the arithmetic mean of the rates at which deposits in U.S. dollars, having a one month maturity and in a principal amount of not less than U.S. $1,000,000, are offered by four major banks in the London interbank market at approximately 11:00 a.m., London Time, on such LIBOR Determination Date to prime banks in the London interbank market.

“LIBOR Determination Date” shall be the second London Business Day prior to the commencement of the related interest accrual period.

“Lien” shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than, in respect of a Receivable, tax liens, mechanics’ liens, and any liens which attach to the respective Receivable by operation of law.

“Liquidated Receivable” shall mean  (i) any Receivable that, by its terms, is in default and as to which the Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the related Financed Vehicle and (ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

“Liquidation Proceeds” shall mean with respect to any Receivable (a) insurance proceeds received by the Receivables Servicer and (b) monies collected by the Receivables Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession, on a Defaulted Receivable, net of the costs of liquidation and any payments required by law to be remitted to the Obligor.

“London Business Day” shall be, for purposes of calculating LIBOR, a business day and a day on which banking institutions in the City of London, England are not required or authorized by law to be closed.

“Master Servicer” shall mean U.S. Bank National Association as the master servicer of the Receivables under the Sale and Servicing Agreement, and each successor to thereto (in the same capacity) pursuant to Section 7.1 of the Sale and Servicing Agreement.

“Minimum Required APR” shall mean a rate per annum equal to 7.75%.

“MLBUSA” shall mean Merrill Lynch Bank USA, or its successors.

Appendix A-16

“Monthly Receivables Tape” shall mean a computer tape or disk containing the information about the Receivables necessary to prepare the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section 3.8 of the Sale and Servicing Agreement and by the Securities Administrator to the Noteholders pursuant to Section 3.8 of the Sale and Servicing Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc. or its successor in interest.

“Net Swap Payment” shall mean the amount owed by the Issuer to the Counterparty following the netting of the Fixed Amounts and the Floating Amounts (as such terms are defined in the related Interest Rate Swap Agreement) under the applicable Interest Rate Swap Agreement.

“Net Swap Receipt” shall mean the amount owed by the Counterparty to the Issuer following the netting of the Fixed Amounts and the Floating Amounts (as such terms are defined in the related Interest Rate Swap Agreement) under the applicable Interest Rate Swap Agreement.

“Note Depositary Agreement” shall mean the Letter of Representations, dated as of July 25, 2008 among the Issuer and The Depository Trust Company regarding the Offered Notes.

“Note Depository” shall mean The Depository Trust Company or any successor depository.

“Noteholder” or “holder of a Note” shall mean the Person in whose name a Note is registered on the Note Register.

“Note Interest Rate” shall mean the Class A-1 Rate, the Class A-2a Rate, the Class A-2b Rate, the Class A-3a Rate, the Class A-3b Rate, the Class A-4a Rate, the Class A-4b Rate,  the Class B Rate and the Class C Rate, as applicable.

“Note Owner” shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Note Paying Agent” shall mean the Securities Administrator or any other Person that meets the eligibility standards for the Securities Administrator specified in Section 6.21 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account (including the Principal Distribution Account), including payment of principal of or interest on the Notes on behalf of the Issuer.

“Note Pool Factor” shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a nine-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Payment Date) divided by the original outstanding principal balance of such Class of Notes.  The Note Pool Factor will be 1.000000000 as of the

Appendix A-17

Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

“Note Register” and “Note Registrar” shall have the respective meanings specified in Section 2.5 of the Indenture.

“Notes” shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

“Obligor” on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable.

“Offered Notes” shall mean, collectively, the Class A Notes, the Class B Notes and the Class C Notes.

“Officer’s Certificate” shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Depositor or the Master Servicer, a certificate signed by the chairman of the board, the president, any executive or senior vice president, any vice president, the treasurer or the controller of the Depositor or the Master Servicer, as applicable.

“Opinion of Counsel” shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Securities Administrator, the Owner Trustee or the Rating Agencies, as applicable.

“Optional Purchase Percentage” shall mean 10% of the Aggregate Cut-off Date Principal Balance.

“Original Pool Balance” shall mean an amount equal to the Aggregate Principal Balance, as of the Cut-off Date, of the Receivables, which shall be $391,005,553.01.

“Outstanding” shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, as applicable, except:

(a)           Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

(b)           Notes or portions thereof the payment for which money in the necessary amount has been theretofore irrevocably deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be prepaid, notice of such prepayment has been duly given pursuant to the Indenture); and

(c)           Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee or the Note Registrar, as applicable, is presented that any such notes are held by a bona fide purchaser;

Appendix A-18

provided, that in determining whether the holders of Notes evidencing the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee or the Securities Administrator, as applicable shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that an Authorized Officer of the Indenture Trustee or the Securities Administrator knows to be so owned shall be so disregarded; provided, however, if the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons owns an entire Class of Notes, such Notes shall be deemed to be Outstanding.  Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee or the Securities Administrator, as applicable, the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Master Servicer or any Affiliate of any of the foregoing Persons.

“Outstanding Amount” shall mean, as of any date of determination and as to any Class or all Classes of Notes, as the context may require, the aggregate principal amount of such Notes Outstanding as of such date of determination.

“Owner Trustee” shall mean U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

“Owner Trust Estate” shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

“Participant” shall mean a participant in or member of the Note Depository.

“Payment Date” shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

“Permitted Investments” shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer form (with respect to Trust Accounts other than the Reserve Account) or registered form with maturities not exceeding the Business Day preceding the next Payment Date which evidence:

(a)           direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b)           demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or State banking or depository institution authorities; provided, however, that at the time of the

Appendix A-19

investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

(c)           commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d)           investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee, the Securities Administrator or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e)           bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above; and

(f)           repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b).

“Person” shall mean any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

“Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, a plan (as defined in Section 4975(e)(1) of the Code) and any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise.

“Pool Balance” shall mean, with respect to any Payment Date, an amount equal to the aggregate Adjusted Principal Balance of the Receivables at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted for the related Collection Period.

“Pool Factor” as of the last day of a Collection Period shall mean a nine-digit decimal figure equal to the Aggregate Principal Balance of the Receivables at that time divided by the Original Pool Balance.

“Predecessor Note” shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

Appendix A-20

“Prepayment Date” shall mean with respect to a prepayment of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Master Servicer or the Issuer pursuant to Section 10.1 of the Indenture.

“Prepayment Price” shall mean in the case of a Class of Notes to be prepaid, an amount equal to the unpaid principal amount of such Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate (to the extent lawful) to but excluding the Prepayment Date.

“Principal Balance” shall mean, with respect to any Receivable, as of the related date of determination, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, or as of any other specified day, as applicable, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method; provided, however, that for purposes of calculating the Aggregate Principal Balance of the Receivables, a Defaulted Receivable shall have a Principal Balance of zero, commencing with the Collection Period following the Collection Period in which such Receivable becomes a Defaulted Receivable.

“Principal Distribution Account” shall mean the administrative sub-account of the Collection Account established and maintained as such pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Priority Swap Termination Payment” means any Swap Termination Payment payable by the Issuer relating to (i) an early termination of an Interest Rate Swap Agreement following an “Event of Default” or “Termination Event” arising under the Interest Rate Swap Agreement for which the Interest Rate Swap Counterparty is not the “Defaulting Party” or sole “Affected Party” or (ii) an early termination of an Interest Rate Swap Agreement as a result of a “Tax Event” or “Illegality” under the Interest Rate Swap Agreement (terms in quotations having the respective meaning assigned to them in the applicable Interest Rate Swap Agreement).

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“Prospectus” shall have the meaning specified in the Underwriting Agreement.

“Prospectus Supplement” shall have the meaning specified in the Underwriting Agreement.

“Purchase Amount” shall mean, with respect to a Purchased Receivable, an amount equal to the principal balance of such Receivable on the date of purchase, plus accrued and unpaid interest to the date of such purchase and, with respect to any purchase by the Master Servicer pursuant to Section 8.1 of the Sale and Servicing Agreement, an amount that, together with the other amounts then on deposit in the Collection Account, is at least equal to the outstanding principal amount of the Notes plus all accrued but unpaid interest (including any overdue interest) thereon, plus any Net Swap Payments or Swap Termination Payments due to the Counterparties under the Interest Rate Swap and plus all amounts then due and payable by the Trust for fees or other reimbursable amounts to the Receivables Servicer, the Master Servicer,

Appendix A-21

the Securities Administrator, the Administrator, the Owner Trustee and the Indenture Trustee or any other party.

“Purchased Receivable” shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Master Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement by the Depositor pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Administrator pursuant to Sections 2(b)(A) or 2(d) of the Administration Agreement or otherwise purchased by the Responsible Party under the Receivables Purchase Agreement.

“Qualified Institutional Buyer” shall mean a qualified institutional buyer within the meaning of Rule 144A under the Securities Act.

“Rating Agency” shall mean each of the nationally recognized statistical rating organizations designated by the Depositor to provide a rating on the Notes which is then rating such Notes.  If no such organization or successor is any longer in existence, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Securities Administrator, the Owner Trustee and the Master Servicer.

“Rating Agency Condition” shall mean, with respect to any action, that each of the Rating Agencies shall have notified the Master Servicer, the Depositor, the Owner Trustee, the Indenture Trustee or the Securities Administrator in writing that such action will not result in a reduction or withdrawal of the then current rating of any of the Notes.

“Receivable Files” shall mean the documents specified in Section 2.4 of the Sale and Servicing Agreement.

“Receivables” shall mean the motor vehicle retail installment sales contracts and loans listed on Schedule A to the Sale and Servicing Agreement and all proceeds thereof and payments thereunder.

“Receivables Purchase Agreement” shall mean the receivables purchase agreement dated as of June 30, 2008, between the Seller and the Depositor, as purchaser.

“Receivables Servicer” shall mean Center One.

“Receivables Servicer Servicing Fees” shall mean, with respect to a Collection Period, the fee payable to the Receivables Servicer for services rendered during such Collection Period for administrative duties (for the avoidance of doubt, other than the servicing duties which the Master Servicer is performing), which shall be equal to one-twelfth of the Receivables Servicing Fee Rate multiplied by the Aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

“Receivables Servicer Termination Event” shall mean, with respect to the Receivables Servicer, any default or other event for which, under the terms of the Receivables Servicing Agreement, the remedies provided include its termination as servicer thereunder with respect to the Receivables.

Appendix A-22

“Receivables Servicing Agreement” shall mean the Servicing Agreement, dated June 30, 2008 among CenterOne Financial Services LLC, U.S. Bank National Association and MLBUSA.

“Receivables Servicing Fee Rate” shall mean with respect to the Receivables Servicer, 0.750%.

“Record Date” shall mean, with respect to any Payment Date or Prepayment Date and any Book-Entry Note, the close of business on the day prior to such Payment Date or Prepayment Date or, with respect to any Definitive Note or Definitive Certificate, the last day of the month preceding the month in which such Payment Date or Prepayment Date occurs.

“Recoveries” shall mean, with respect to any Collection Period, all amounts received by the Master Servicer with respect to any Defaulted Receivable during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of any fees, costs and expenses incurred by the Receivables Servicer and the Master Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor.

“Registered Noteholder” shall mean the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

“Registration Statement” shall mean Registration Statement No. 333-139130 filed by the Depositor with the Commission in the form in which it became effective on May 2, 2007.

“Regular Principal Allocation” shall mean, with respect to any Payment Date, the excess, if any, of the aggregate Outstanding Amount of the Notes as of the day immediately preceding such Payment Date over the result (but not less than zero) obtained by subtracting (a) the Pool Balance for such Payment Date from (b) the Target Overcollateralization Level for such Payment Date; provided that the Regular Principal Allocation shall not exceed the aggregate Outstanding Amount of the Notes; provided further that the Regular Principal Allocation on or after the Final Scheduled Payment Date of any Class shall not be less than the amount that is necessary to reduce the Outstanding Amount of such Class to zero.

“Regulation AB” shall mean subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Reportable Event” shall mean any event required to be reported on Form 8-K, and in any event, the following:

(a) entry into a definitive agreement related to the Issuer, the Notes or the Receivables, or an amendment to a Basic Document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a Master Servicer contemplated by Item 1108(a)(3) of Regulation AB);

Appendix A-23

(b) termination of a Basic Document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a Master Servicer contemplated by Item 1108(a)(3) of Regulation AB);

(c) with respect to the Master Servicer only, the occurrence of a Servicing Termination Event or an Event of Default;

(d) the resignation, removal, replacement, substitution of the Indenture Trustee, the Owner Trustee;

(e) with respect to the Securities Administrator only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

(f) with respect to the Master Servicer only, if the Master Servicer becomes aware of any bankruptcy or receivership of the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by Item 1101(d)(1) of Regulation AB.

“Reporting Subcontractor” shall mean with respect to any Person, any Subcontractor for such Person that is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

“Representative” shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Underwriters.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

“Reserve Account Initial Deposit” means $899,371.

“Responsible Party” shall mean the Seller.

“Sale and Servicing Agreement” shall mean the Sale and Servicing Agreement, dated as of June 30, 2008, among the Trust, the Depositor, as seller, and the Master Servicer.

"Sarbanes Certification" shall have the meaning specified in Section 9.11(c) of the Sale and Servicing Agreement.

“Scheduled Payment” shall mean, for any Receivable, the scheduled monthly payment amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

Appendix A-24

“Schedule of Receivables” shall mean the list of Receivables attached as Schedule A to the Sale and Servicing Agreement and the Indenture (which Schedules may be in the form of microfiche, disk or other means acceptable to the Master Servicer).

“Second Allocation of Principal” shall mean, with respect to any Payment Date, the excess, if any, of (x) the aggregate Outstanding Amount of the Class A Notes and the Class B Notes (as of the day immediately preceding such Payment Date) over (y) the Pool Balance for such Payment Date.

“Secretary of State” shall mean the Secretary of State of the State of Delaware.

“Securities” shall mean the Notes and the Certificates, collectively.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Securities Administrator” shall mean U.S. Bank National Association, a national banking association, not in its individual capacity but solely as Securities Administrator under the Indenture, or any successor Securities Administrator under the Indenture.

“Securities Administrator Fee” shall mean the fee payable to the Securities Administrator for services rendered during such Collection Period for administrative duties, which shall be specified in Section 6.18 of the Indenture.

“Securities Administrator Officer” shall mean, with respect to the Securities Administrator, any officer within the Corporate Trust Office of the Securities Administrator with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Securities Administrator and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Security Holders” shall mean the Noteholders and the Certificateholders, collectively.

“Seller” shall mean MLBUSA.

“Servicing Criteria” shall mean the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” shall mean, with respect to a Collection Period, the fee payable to the Master Servicer for services rendered during such Collection Period for administrative duties (for the avoidance of doubt, other than the servicing duties which the Receivables Servicer is performing), which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Aggregate Principal Balance of the Receivables as of the first day of the Collection Period.

“Servicing Fee Rate” shall mean 0.026%.

“Similar Law” shall mean a federal, State, local or non-U.S. law with provisions that are substantially similar to section 406 of ERISA or section 4975 of the Code.

Appendix A-25

“Simple Interest Method” shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

“Specified Reserve Account Balance” means with respect to any Distribution Date, an amount equal to the Reserve Account Initial Deposit.

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

“State” shall mean any state or commonwealth of the United States of America, or the District of Columbia.

“Statutory Trust Statute” shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code ss. 3801 et seq., as amended.

“Subcontractor” shall mean any vendor, subcontractor  or other Person that is not responsible for servicing (as “servicing” is commonly understood by participants in the asset-backed securities market) of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Master Servicer, the Receivables Servicer or a subservicer.

“Successor Master Servicer” shall mean an institution appointed as successor Master Servicer pursuant to Section 7.1 of the Sale and Servicing Agreement.

“Swap Guarantor” shall mean Merrill Lynch & Co. Inc., and its permitted successors and assigns.

“Swap Guarantee” shall mean each Guarantee, dated July 22, 2008, by the Swap Guarantor with respect to the Counterparty’s obligations under the Interest Rate Swap Agreements.

“Swap Termination Payments” shall mean any termination payment payable to any Counterparty under an Interest Rate Swap Agreement on account of an ISDA Event of Default or ISDA Termination Event (as such terms are defined in the related ISDA Master Agreement).

“Target Overcollateralization Level” shall mean, as of any Payment Date, the amount equal to the greater of (x) 5.50% of the Pool Balance and (y) $7,194,966.04, which amount is equal to 2.00% of the initial aggregate Adjusted Principal Balance of the Receivables.

“Transfer Date” shall mean the Closing Date.

“Treasury Regulations” shall mean regulations, including proposed or temporary regulations, promulgated under the Code.  References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

Appendix A-26

“Trust” shall mean Merrill Auto Trust Securitization 2008-1, a Delaware statutory trust governed by the Trust Agreement.

“Trust Accounts” shall mean the accounts created and maintained in accordance with Section 4.1(a), (b), (c) and (e) of the Sale and Servicing Agreement.

“Trust Agreement” shall mean the Amended and Restated Trust Agreement of the Trust dated as of June 30, 2008, by and among the Depositor and the Owner Trustee, as amended and/or restated from time to time.

“Trust Indenture Act” or “TIA” shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

“Trust Property” shall mean, collectively, (i) the Receivables; (ii) monies received thereunder on or after the Cut-off Date (other than the portion of any Obligor payment related to the interest accrued on each Receivable up to its last scheduled payment date prior to June 30, 2008); (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) proceeds with respect to the Receivables from claims on any theft, physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) the Receivable Files; (vi) the Trust Accounts and all amounts, securities, investments, investment property and other property deposited in or credited to any of the foregoing, all security entitlements relating to the foregoing and all proceeds thereof; (vii) payments and proceeds with respect to the Receivables; (viii) the rights of the Depositor under the Receivables Purchase Agreement, and the Receivables Servicing Agreement; (ix) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable purchased by the Master Servicer or repurchased by the Depositor, the Seller or the Administrator); (x) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cut-off Date; and (xi) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

“Trustee Officer” shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

“UCC” shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

Appendix A-27

“Underwriters” shall mean the underwriters named in the Underwriting Agreement.

“Underwriting Agreement” shall mean the Underwriting Agreement, dated June 8, 2007 between the Depositor and the Representative, including the Terms Agreement as defined therein and with respect thereto.

“Underwritten Securities” shall mean the Class A Notes, Class B Notes and Class C Notes.

Appendix A-28

APPENDIX B

EXHIBIT 31	Certification pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934, as amended

Certification

I, __________, certify that:

1.           I have reviewed this annual report on Form 10-K, and all reports on Form 10-D required to be filed in respect of period covered by this annual report on Form 10-K, of Merrill Auto Trust Securitization 2008-1 (the “Exchange Act periodic reports”);

2.           Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.           Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.           I am responsible for reviewing the activities performed by the servicers and based on my knowledge and the compliance reviews conducted in preparing the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5.           All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: CenterOne Financial Services LLC, as Receivables Servicer.

By: ______________________
       Name:
       Title:
       U.S. Bank National Association

Appendix B-1

APPENDIX C

Item 1119 Parties

Center One Financial Services LLC

Appendix C-1

APPENDIX D

FORM OF SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE STATEMENT

The assessment of compliance to be delivered by the Master Servicer, Securities Administrator and the Receivables Servicer shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”:

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X		X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
		X		X

Appendix D-1

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
		X	X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that
		X	X	X

Appendix D-2

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.		X	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
		X	X
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set
		X	X

Appendix D-3

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related mortgage loan documents.		X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.		X

Appendix D-4

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded	X

Appendix D-5

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
in accordance with the timeframes or other requirements established by the transaction agreements.
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.

Appendix D-6

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related book assets, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s

Appendix D-7

Servicing Criteria		Master Servicer	Securities Administrator	Receivables Servicer
Reference	Criteria
records maintained by the servicer, or such other number of days specified in the transaction agreements.
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X		X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X	X

Appendix D-8

APPENDIX E

EXHIBIT 31	Certification pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934, as amended

Certification

I, ___________________, certify that:

1.           I have reviewed this annual report on Form 10-K, and all reports on Form 10-D Required to be filed in respect of the period covered by this report on Form 10-K of MERRILL AUTO TRUST SECURITIZATION 2008-1;

2.           Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.           Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4.           I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its][their] obligations under the servicing agreement(s) in all material respects; and

5.           All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

By: ____________________________
       Name:
       Title:
       [_____________________]

Appendix E-1